Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for Fourth Quarter and Year Ended December 25, 2022

Cautionary Notes and Forward-Looking Statements  Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the impact of the COVID-19 pandemic, efforts to contain the pandemic and resulting economic downturn on our operations and financial condition, including the risk that our health and safety measures at Pilgrim’s Pride production facilities will not be effective, the risk that we may be unable to prevent the infection of our employees at these facilities, and the risk that we may need to temporarily close one or more of our production facilities; the risk that we may experience decreased production and sales due to the changing demand for food products; the risk that we may face a significant increase in delayed payments from our customers; and additional risks related to COVID-19 set forth in our most recent Form 10-K and Form 10-Q filed with the SEC; matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward- looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements..

Fourth Quarter 2022 Financial Review

Main Indicators ($MM)	Q4 2022	Q4 2021
Net Revenue	4,127.4	4,038.8
Gross Profit	95.8	352.5
SG&A	142.8	291.6
Operating Income / (Loss)	(77.5)	55.1
Net Interest	37.3	33.4
Net Income / (Loss)	(155.0)	36.8
Earnings Per Share (EPS)	(0.66)	0.15
Adjusted EBITDA*	62.9	316.7
*Adjusted EBITDA Margin**	*1.5%*	*7.8%*

* This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP.

- U.S.: Significant decline in market pricing impacted Big Bird business; however, diversified portfolio across bird sizes and Key Customer strategy helped to reduce impact; UK/Europe: Recorded restructuring charge of $30.5MM as part of network optimization; excluding that charge, third consecutive sequential quarter-over-quarter profit improvement; Mexico: decline in profitability given unbalanced supply / demand dynamic and significant challenges (although improving) in live operations.
- SG&A lower due to prior year legal contingency and acquisition costs; Mexican income tax charge of $39MM in Q4 2022
- Adjusted Q4 2022 EBITDA decline driven by unprecedented decline in US market pricing; partially offset by benefits of our portfolio balance, Key Customer strategy, and geographic diversification.

In $MM	U.S.	EU	MX
Net Sales	2,430.3	1,234.6	462.4
Operating Loss	(52.8)	(1.4)	(23.4)
Operating Loss Margin	*(2.2)%*	*(0.2)%*	*(5.0)%*

Source: PPC

3

Fiscal Year 2022 Financial Review  U.S.: Diversified portfolio across bird sizes and Key Customer strategy proved differentiating factor during changing market conditions in 2H 2022; UK/Europe: Demonstrated resiliency versus challenging market conditions through Key Customer partnerships and operational efficiencies; Mexico: decline in profitability given unbalanced supply / demand conditions in 2H 2022 and significant challenges (although improving) in live operations at our locations.  SG&A lower due to significant prior year legal contingency and acquisition costs; partially offset by inclusion of Food Masters for FY 2022.  Adjusted 2022 EBITDA growth reflects the benefits of our portfolio balance, Key Customer strategy, brand product performance and geographic diversification. Main Indicators ($MM) 2022 2021 Net Revenue 17,468.4 14,777.5 Gross Profit 1,811.3 1,365.8 SG&A 604.7 1,148.9 Operating Income 1,176.6 211.2 Net Interest 143.6 139.7 Net Income 745.9 31.0 Earnings Per Share (EPS) 3.11 0.13 Adjusted EBITDA* 1,648.4 1,289.0 Adjusted EBITDA Margin* 9.4% 8.7% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP. In $MM U.S. EU MX Net Sales 10,748.4 4,874.7 1,845.3 Operating Income / Loss 1,094.0 (0.8) 83.4 Operating Income Margin 10.2% - 4.5% Source: PPC 4

Corn Stocks Decrease


US Corn Stocks
(Million Bushels)
2,500
2,000
1,500
1,000
500
2,140
2,221
1,919
1,235
1,377
1,242
2017/18
2018/19
2019/20
2020/21
2021/22
2022/23


US Corn Stocks/Use
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
14.5%
15.5%
13.7%
8.3%
9.2%
8.9%
2017/18
2018/19
2019/20
2020/21
2021/22
2022/23

- USDA decreased final '22/'23 corn production to 13.73B bushels, the lowest estimate of the crop year, through a reduction in harvest area. Production cuts were supported by low December 1 grain stocks of 10.8M bushels, down 7% year-on-year.
- Stocks-to-Use ratio increased slightly in the January WASDE as demand, primarily export, was reduced.
- Current crop year exports through December are down 190M bushels (30.8%) vs last year.
- Corn use for ethanol for the current crop year through December was down 105M bushels (5.8%) vs last year.
- Looking forward, continued Black Sea participation in grain flows, South American growing weather, Chinese demand amidst relaxing Covid restrictions should all be impactful to US ending stocks and spring crop planting decisions.

Source: PPC

5

Soybean Stocks Decrease 6  US Soybean production was also reduced in the latest USDA WASDE report as were exports. Net impact on ending stocks were a reduction of 10M bu to 210M bu vs 274 last year.  USDA reduced Argentina soybean production 4M mt to 45.5M mt in the last report. However, global soybean supplies still seen growing year on year due to favorable growing conditions in Brazil.  Strong US crush margins support continued crush industry expansion.  Similar to grains, South American production, biofuel policy, and the macro environment will be critical in navigating price direction and spring planting plans. Source: PPC

Fiscal Year 2022 Capital Spending  Early strong financial results have enabled us to maintain and direct more capital spending towards identified projects with rapid payback and structural improvements.  New strategic and automation projects will support Key Customers’ growth and emphasize our focus on further diversification of our portfolio and operational improvements Capex (US$M) 7Source: PPC

- 2,000 4,000 6,000 8,000 10,000 12,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th ou sa nd H ea d 2021 2022 5 Yr. Avg.  Trailing 8-Month placements down 8.6% vs. year ago. Pullet Placements Down 5.5% in Q4-2022; Placements Down 5% in 2022 Source: USDA Intended Pullet Placements 8

1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Eg gs Eggs/100 Source: USDA  Broiler layer flock +0.5% YoY in Q4-22.  Eggs/100 -1.2% YoY in Q4-22. Broiler Layer Flock Increased Y/Y In Q4; Eggs/100 Pacing In Line With 5 Year Average 58,000 59,000 60,000 61,000 62,000 63,000 64,000 65,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec He ad (0 00 ) Broiler Type Hatching Layers 2021 2022 5 Yr. Avg. 9

Despite Declining Three Straight Months, Hatchery Utilization Remains Above Historical Levels Source: Agristats 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% 96.0% 98.0% 100.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec % Hatchery Utilization 2021 2022 4 Yr. Avg. - Excl 2020 10

Egg Sets +0.5% YoY in Q4-22; Hatchability Consistently Above Q4-21 Levels Source: USDA 200,000 205,000 210,000 215,000 220,000 225,000 230,000 235,000 240,000 245,000 250,000 Th ou sa nd s of E gg s Chicken Egg Sets by Week - USDA 5 Year Range 5 Yr. Avg. 2021 2022 2023 74.0% 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% 81.0% 82.0% 83.0% % Chicken Hatchability by Week - USDA 5 Year Range 5 Yr. Avg. 2021 2022 2023 11

Source: USDA 12 Broiler Placements Grew 2.3% Y/Y in Q4-22 160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 200,000 H ea d (0 00 ) Chicken Broiler Placed by Week- USDA 5 Year Range 5 Yr. Avg. 2021 2022 2023

Source: USDA 13 Industry Head Counts Continue to Shift Away From <4.25 Segment; Increased Counts in Medium Sizes 25.5% 25.3% 24.8% 22.7% 21.8% 20.9% 19.7% 17.5% 15.1% 32.2% 31.2% 30.4% 30.2% 28.7% 27.4% 26.2% 27.5% 29.3% 20.9% 22.5% 23.6% 25.4% 26.2% 27.6% 28.4% 29.6% 28.0% 21.4% 20.9% 21.2% 21.7% 23.3% 24.1% 25.7% 25.3% 27.7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2015 2016 2017 2018 2019 2020 2021 2022 2023 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75

Source: USDA  Inventories ended 7% above 5-year average in Q4.  Breast meat inventories grew 21% from September through end of December finishing the year 19% above the 5-year December average.  Wings inventories continued to grow, up 11% vs. December 2021.  Dark meat inventories up a combined 16% YoY in December, but fell 1.1% from end of Q3-2022. 14 500,000 550,000 600,000 650,000 700,000 750,000 800,000 850,000 900,000 950,000 1,000,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (0 00 ) Total Chicken Inventories 2021 2022 5 Yr. Avg. Industry Cold Storage Supplies Have Rebounded Back Above 5 Year Average

Source: PPC, EMI 15 Jumbo Cutout Declined Sharply Entering Q4-2022 And Trended Near Bottom of 5 Year Range 50 70 90 110 130 150 170 1/ 6 2/ 3 3/ 3 3/ 31 4/ 28 5/ 26 6/ 23 7/ 21 8/ 18 9/ 15 10 /1 3 11 /1 0 12 /8 C en ts /L b Jumbo Cutout 5 Year Range 5 Yr. Avg. 2021 2022 2023

BSB, Tenders and Wings Stabilized at Bottom of Historical Range in Q4; LQs Remain Near 5 Year Average Note: On the week of September 2, 2022, USDA revised their reporting of chicken prices from regional prices to one national metric. The old USDA NE Broiler prices previously used provided the largest sample size and the most accurate reflection of the chicken market. The above pricing indicates the new national price reflected by the USDA reporting from 9/2/22 on. 0.00 50.00 100.00 150.00 200.00 250.00 300.00 350.00 400.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Boneless/Skinless Breast 5 Year Range 5 Year Average 2021 2022 2023 15.00 25.00 35.00 45.00 55.00 65.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Leg Quarters 5 Year Range 5 Year Average 2021 2022 2023 0.00 50.00 100.00 150.00 200.00 250.00 300.00 350.00 400.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Whole Wings 5 Year Range 5 Year Average 2021 2022 2023 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Tenders 5 Year Range 5 Year Average 2021 2022 2023 16

17 WOGs Maintaining Pricing Well Above Historical Average as Pricing Remains Stable Source: EMI 60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 1/ 6 1/ 20 2/ 3 2/ 17 3/ 3 3/ 17 3/ 31 4/ 14 4/ 28 5/ 12 5/ 26 6/ 9 6/ 23 7/ 7 7/ 21 8/ 4 8/ 18 9/ 1 9/ 15 9/ 29 10 /1 3 10 /2 7 11 /1 0 11 /2 4 12 /8 12 /2 2 Ce nt s/ Lb . EMI WOG 2.5-4.0 LBS 5 Year Range 5 Yr. Avg. 2021 2022 2023

APPENDIX 18

Source: PPC Appendix: Reconciliation of Adjusted EBITDA 19 “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses (gains), (2) transaction costs related to business acquisitions, (3) DOJ agreement and litigation settlements, (4) restructuring activities losses, (5) Hometown Strong initiative expenses, (6) charge for fair value markup of acquired inventory, (7) property insurance recoveries for Mayfield, Kentucky tornado property damage losses, (8) deconsolidation of subsidiary, and (9) net income (loss) attributable to noncontrolling interest. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis.

Appendix: Reconciliation of Adjusted EBITDA

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended		Year Ended	
	December 25, 2022	December 26, 2021	December 25, 2022	December 26, 2021
	(In thousands)			
Net income (loss)	$ (155,042)	$ 36,468	$ 746,538	$ 31,268
Add:				
Interest expense, net[(a)]	37,298	33,370	143,644	139,736
Income tax expense	25,256	5,191	278,935	61,122
Depreciation and amortization	102,148	106,488	403,110	380,824
EBITDA	9,660	181,517	1,572,227	612,950
Add:				
Foreign currency transaction losses (gains)[(b)]	16,469	(18,400)	30,817	(9,382)
Transaction costs related to acquisitions[(c)]	(24)	9,540	948	18,858
DOJ agreement and litigation settlements[(d)]	5,804	131,940	34,086	656,225
Restructuring activities losses[(e)]	30,466	5,802	30,466	5,802
Hometown Strong commitment[(f)]	—	1,000	—	1,000
Charge for fair value markup of acquired inventory[(g)]	—	4,974	—	4,974
Minus:				
Property insurance recoveries on Mayfield tornado losses[(h)]	(417)	—	19,580	—
Deconsolidation of subsidiary[(i)]	—	—	—	1,131
Net income (loss) attributable to noncontrolling interest	(66)	(286)	608	268
Adjusted EBITDA	$ 62,858	$ 316,659	$ 1,648,356	$ 1,289,028

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item *Foreign currency transaction losses (gains)* in the Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(d) On October 13, 2020, Pilgrim's announced that we entered into a plea Agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110.5 million. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. The difference between the original accrual and the payment is recorded in DOJ agreement and litigation settlements in the year ended December 26, 2021. The expense adjustment recognized in the year ended December 26, 2021 was offset by amounts recognized in anticipation of probable settlements in ongoing litigation.
(e) Restructuring charges is primarily related to restructuring initiatives at multiple production facilities throughout our U.K. and Europe reportable segment.
(f) The Hometown Strong initiative was developed to help communities in which we operate respond to unexpected challenges.
(g) This amount represents the flow-through of the value to step-up inventory to fair value at the acquisition date in accordance with business combination accounting rules recorded as part of the Pilgrim's Food Masters transaction.
(h) This represents property insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.
(i) This represents a gain recognized as a result of deconsolidation of a subsidiary.

Source: PPC

20

Appendix: Reconciliation of LTM Adjusted EBITDA

The summary unaudited consolidated income statement data for the 12 months ended December 25, 2022 (the LTM Period) have been calculated by summing each of the unaudited three month periods within the audited year ended December 25, 2022.

PILGRIM'S PRIDE CORPORATION
Reconciliation of LTM Adjusted EBITDA

(Unaudited)	Three Months Ended				
	March 27, 2022	June 26, 2022	September 25, 2022	December 25, 2022	LTM Ended December 25, 2022
			(In thousands)		
Net income (loss)	$ 280,560	$ 362,021	$ 258,999	$ (155,042)	$ 746,538
Add:					
Interest expense, net	35,022	37,102	34,222	37,298	143,644
Income tax expense	75,219	112,711	65,749	25,256	278,935
Depreciation and amortization	102,142	99,854	98,966	102,148	403,110
EBITDA	492,943	611,688	457,936	9,660	1,572,227
Add:					
Foreign currency transaction losses (gains)	11,536	2,758	54	16,469	30,817
Transaction costs related to acquisitions	717	255	—	(24)	948
DOJ agreement and litigation settlements	500	8,482	19,300	5,804	34,086
Restructuring activities losses	—	—	—	30,466	30,466
Minus:					
Property insurance recoveries for Mayfield tornado losses	3,815	—	16,182	(417)	19,580
Net income (loss) attributable to noncontrolling interest	122	(95)	647	(66)	608
Adjusted EBITDA	$ 501,759	$ 623,278	$ 460,461	$ 62,858	$ 1,648,356

Source: PPC

21

Appendix: Reconciliation of EBITDA Margin

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe they are frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin
(Unaudited)

	Three Months Ended		Year Ended		Three Months Ended		Year Ended	
	December 25, 2022	December 26, 2021	December 25, 2022	December 26, 2021	December 25, 2022	December 26, 2021	December 25, 2022	December 26, 2021
	(In thousands, except percent of net sales)							
Net income (loss)	$ (155,042)	$ 36,468	$ 746,538	$ 31,268	(3.76)%	0.90 %	4.27 %	0.21 %
Add:								
Interest expense, net	37,298	33,370	143,644	139,736	0.90 %	0.83 %	0.82 %	0.95 %
Income tax expense	25,256	5,191	278,935	61,122	0.61 %	0.13 %	1.60 %	0.41 %
Depreciation and amortization	102,148	106,488	403,110	380,824	2.47 %	2.64 %	2.31 %	2.58 %
EBITDA	9,660	181,517	1,572,227	612,950	0.22 %	4.50 %	9.00 %	4.15 %
Add:								
Foreign currency transaction losses (gains)	16,469	(18,400)	30,817	(9,382)	0.41 %	(0.46)%	0.19 %	(0.06)%
Transaction costs related to acquisitions	(24)	9,540	948	18,858	— %	0.24 %	0.01 %	0.13 %
DOJ agreement and litigation settlements	5,804	131,940	34,086	656,225	0.14 %	3.27 %	0.18 %	4.43 %
Restructuring activities losses	30,466	5,802	30,466	5,802	0.74 %	0.14 %	0.17 %	0.04 %
Hometown Strong commitment	—	1,000	—	1,000	— %	0.02 %	— %	0.01 %
Charge for fair value markup of acquired inventory	—	4,974	—	4,974	— %	0.12 %	— %	0.03 %
Minus:								
Proceeds of property insurance on Mayfield tornado losses	(417)	—	19,580	—	(0.01)%	— %	0.11 %	— %
Deconsolidation of a subsidiary	—	—	—	1,131	— %	— %	— %	0.01 %
Net income (loss) attributable to noncontrolling interest	(66)	(286)	608	268	— %	(0.01)%	— %	— %
Adjusted EBITDA	$ 62,858	$ 316,659	$ 1,648,356	$ 1,289,028	1.52 %	7.84 %	9.44 %	8.72 %
Net sales	$ 4,127,365	$ 4,038,769	$17,468,377	$14,777,458	$4,127,365	$4,038,769	$17,468,377	$14,777,458

Source: PPC

22

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended December 25, 2022				Three Months Ended December 26, 2021			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ (86,893)	$ (22,193)	$ (45,956)	$(155,042)	$ 45,854	$ (23,454)	$ 14,068	$ 36,468
Add:								
Interest expense, net[(a)]	38,094	633	(1,429)	37,298	34,367	362	(1,359)	33,370
Income tax expense (benefit)	(22,097)	20,673	26,680	25,256	8,508	(8,085)	4,768	5,191
Depreciation and amortization	63,370	32,899	5,879	102,148	63,934	36,331	6,223	106,488
EBITDA	(7,526)	32,012	(14,826)	9,660	152,663	5,154	23,700	181,517
Add:								
Foreign currency transaction losses (gains)[(b)]	17,060	442	(1,033)	16,469	(20,794)	(657)	3,051	(18,400)
Transaction costs related to acquisitions[(c)]	—	(24)	—	(24)	157	9,383	—	9,540
DOJ agreement & litigation settlements[(d)]	5,804	—	—	5,804	131,940	—	—	131,940
Restructuring activities[(e)]	—	30,466	—	30,466	—	5,802	—	5,802
Hometown Strong commitment[(f)]	—	—	—	—	1,000	—	—	1,000
Charge for fair value markup of acquired inventory[(g)]	—	—	—	—	—	4,974	—	4,974
Minus:								
Property insurance recoveries for Mayfield tornado losses[(h)]	(417)	—	—	(417)	—	—	—	—
Net income attributable to noncontrolling interest	—	—	(66)	(66)	—	—	(286)	(286)
Adjusted EBITDA	$ 15,755	$ 62,896	$ (15,793)	$ 62,858	$ 264,966	$ 24,656	$ 27,037	$ 316,659

(a) Interest expense, net, consists of interest expense less interest income.

(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item *Foreign currency transaction losses (gains)* in the Consolidated Statements of Income.

(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.

(d) On October 13, 2020, Pilgrim's announced that we entered into a plea Agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110.5 million. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. The difference between the original accrual and the payment is recorded in DOJ agreement and litigation settlements in the year ended December 26, 2021. The expense adjustment recognized in the year ended December 26, 2021 was offset by amounts recognized in anticipation of probable settlements in ongoing litigation.

(e) Restructuring charges is primarily related to restructuring initiatives at multiple production facilities throughout our U.K. and Europe reportable segment.

(f) The Hometown Strong initiative was developed to help communities in which we operate respond to unexpected challenges.

(g) This amount represents the flow-through of the value to step-up inventory to fair value at the acquisition date in accordance with business combination accounting rules recorded as part of the Pilgrim's Food Masters transaction.

(h) This represents property insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.

Source: PPC

23

Pilgrim's

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Year Ended December 25, 2022				Year Ended December 26, 2021			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 706,704	$ (3,642)	$ 43,476	$ 746,538	$(103,502)	$ (23,254)	$ 158,024	$ 31,268
Add:								
Interest expense, net[(a)]	143,941	2,126	(2,423)	143,644	142,975	1,509	(4,748)	139,736
Income tax expense (benefit)	220,245	8,290	50,400	278,935	(38,424)	28,908	70,638	61,122
Depreciation and amortization	244,617	134,374	24,119	403,110	242,991	113,248	24,585	380,824
EBITDA	1,315,507	141,148	115,572	1,572,227	244,040	120,411	248,499	612,950
Add:								
Foreign currency transaction losses (gains)[(b)]	35,702	(3,008)	(1,877)	30,817	(14,991)	(1,634)	7,243	(9,382)
Transaction costs related to acquisitions[(c)]	847	101	—	948	9,475	9,383	—	18,858
DOJ agreement & litigation settlements[(d)]	34,086	—	—	34,086	656,225	—	—	656,225
Restructuring activities losses[(e)]	—	30,466	—	30,466	—	5,802	—	5,802
Hometown Strong commitment[(f)]	—	—	—	—	1,000	—	—	1,000
Charge for fair value markup of acquired inventory[(g)]	—	—	—	—	—	4,974	—	4,974
Minus:								
Property insurance recoveries for Mayfield tornado losses[(h)]	19,580	—	—	19,580	—	—	—	—
Deconsolidation of subsidiary[(i)]	—	—	—	—	—	1,131	—	1,131
Net income attributable to noncontrolling interest	—	—	608	608	—	—	268	268
Adjusted EBITDA	$1,366,562	$ 168,707	$ 113,087	$1,648,356	$ 895,749	$ 137,805	$ 255,474	$1,289,028

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item *Foreign currency transaction losses (gains)* in the Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(d) On October 13, 2020, Pilgrim's announced that we entered into a plea Agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110.5 million. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. The difference between the original accrual and the payment is recorded in DOJ agreement and litigation settlements in the year ended December 26, 2021. The expense adjustment recognized in the year ended December 26, 2021 was offset by amounts recognized in anticipation of probable settlements in ongoing litigation.
(e) Restructuring charges is primarily related to restructuring initiatives at multiple production facilities throughout our U.K. and Europe reportable segment.
(f) The Hometown Strong initiative was developed to help communities in which we operate respond to unexpected challenges.
(g) This amount represents the flow-through of the value to step-up inventory to fair value at the acquisition date in accordance with business combination accounting rules recorded as part of the Pilgrim's Food Masters transaction.
(h) This represents property insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.
(i) This represents a gain recognized as a result of deconsolidation of a subsidiary.

Source: PPC

24

Source: PPC Appendix: Reconciliation of GAAP EPS to Adjusted EPS 25 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended Year Ended December 25, 2022 December 26, 2021 December 25, 2022 December 26, 2021 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's $ (154,976) $ 36,754 $ 745,930 $ 31,000 Adjustments: Foreign currency transaction losses (gains) 16,469 (18,400) 30,817 (9,382) Transaction costs related to acquisitions (24) 9,540 948 18,858 DOJ agreement and litigation settlements 5,804 131,940 34,086 656,225 Restructuring activities losses 30,466 5,802 30,466 5,802 Hometown Strong commitment — 1,000 — 1,000 Charge for fair value markup of acquired inventory — 4,974 — 4,974 Loss on early extinguishment of debt recognized as a component of interest expense — — — 24,654 Property insurance recoveries on Mayfield tornado losses 417 — (19,580) — Deconsolidation of a subsidiary — — — (1,131) Net tax impact of adjustments(a) (13,235) (33,593) (19,115) (174,619) Adjusted net income (loss) attributable to Pilgrim's $ (115,079) $ 138,017 $ 803,552 $ 557,381 Weighted average diluted shares of common stock outstanding 236,469 244,341 240,394 244,129 Adjusted net income attributable to Pilgrim's per common diluted share $ (0.49) $ 0.56 $ 3.34 $ 2.28 (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above with the exclusion of the DOJ agreement as this item is non-deductible for tax purposes. Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows:

Source: PPC Appendix: Reconciliation of GAAP EPS to Adjusted EPS 26 PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended Year Ended December 25, 2022 December 26, 2021 December 25, 2022 December 26, 2021 (In thousands, except per share data) U.S. GAAP EPS $ (0.66) $ 0.15 $ 3.11 $ 0.13 Adjustments: Foreign currency transaction losses (gains) 0.08 (0.08) 0.13 (0.04) Transaction costs related to acquisitions — 0.04 — 0.08 DOJ agreement and litigation settlements 0.02 0.54 0.14 2.69 Restructuring activities losses 0.13 0.03 0.12 0.02 Hometown Strong commitment — — — — Charge for fair value markup of acquired inventory — 0.02 — 0.02 Loss on early extinguishment of debt recognized as a component of interest expense — — — 0.10 Property insurance recoveries on Mayfield tornado losses — — (0.08) — Deconsolidation of a subsidiary — — — — Net tax impact of adjustments(a) (0.06) (0.14) (0.08) (0.72) Adjusted EPS $ (0.49) $ 0.56 $ 3.34 $ 2.28 Weighted average diluted shares of common stock outstanding 236,469 244,341 240,394 244,129 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above with the exclusion of the DOJ agreement as this item is non-deductible for tax purposes.

Source: PPC Appendix: Supplementary Selected Segment and Geographic Data 27 PILGRIM'S PRIDE CORPORATION Supplementary Geographic Data (Unaudited) Three Months Ended Year Ended December 25, 2022 December 26, 2021 December 25, 2022 December 26, 2021 (In thousands) Sources of net sales by country of origin: U.S. $ 2,430,343 $ 2,399,000 $ 10,748,350 $ 9,113,879 Europe 1,234,609 1,213,043 4,874,738 3,934,062 Mexico 462,413 426,726 1,845,289 1,729,517 Total net sales $ 4,127,365 $ 4,038,769 $ 17,468,377 $ 14,777,458 Sources of cost of sales by country of origin: U.S. $ 2,406,386 $ 2,124,315 9,312,445 $ 8,187,959 Europe 1,154,440 1,168,996 4,634,066 3,769,838 Mexico 470,769 392,970 1,710,117 1,453,888 Elimination (12) (12) (54) (54) Total cost of sales $ 4,031,583 $ 3,686,269 $ 15,656,574 $ 13,411,631 Sources of gross profit by country of origin: U.S. $ 23,957 $ 274,685 $ 1,435,905 $ 925,920 Europe 80,169 44,047 240,672 164,224 Mexico (8,356) 33,756 135,172 275,629 Elimination 12 12 54 54 Total gross profit $ 95,782 $ 352,500 $ 1,811,803 $ 1,365,827 Sources of operating income (loss) by country of origin: U.S. $ (52,796) $ 68,344 $ 1,094,025 $ (17,036) Europe (1,340) (33,398) (934) (627) Mexico (23,400) 20,096 83,450 228,773 Elimination 12 12 54 54 Total operating income (loss) $ (77,524) $ 55,054 $ 1,176,595 $ 211,164